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                                                                   EXHIBIT 23.01

                             SKILLSOFT CORPORATION
                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To SkillSoft Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (File Numbers: 333-30616 and 333-30618).

                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
April 26, 2000